UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8092

Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Worldwide Income Fund Inc. (SBW)

ANNUAL REPORT

OCTOBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Worldwide Income Fund Inc.

Annual Report • October 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Schedule of Investments	5

	Statement of Assets and Liabilities	10

	Statement of Operations	11

	Statements of Changes in Net Assets	12

	Financial Highlights	13

Fund Objective	Notes to Financial Statements	14
The Fund’s investment
objective is to maintain a high	Report of Independent Registered Public Accounting Firm	21
level of current income. As a
secondary objective, the Fund	Additional Information	22
seeks capital appreciation.
	Annual Chief Executive Officer and Chief Financial Officer Certifications	26

	Important Tax Information	27

	Dividend Reinvestment and Cash Purchase Plan	28

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say: “The Committee judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s

Western Asset Worldwide Income Fund Inc.	I

future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields fell from 4.61% to 4.48%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.38%.

Despite a dramatic flight to quality in the latter part of the reporting period, both the high-yield bond market and the emerging market debt market generated solid results over the 12-month period ended October 31, 2007. During that time, the Citigroup High Yield Market Index[v] returned 6.82%. While high-yield bond prices weakened significantly in June and July 2007, it was not enough to overcome low default rates, strong corporate profits and overall strong demand. In addition, JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.07% during the reporting period. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

During the fiscal year, the Board of Directors of Western Asset Worldwide Income Fund Inc. approved certain changes to the Fund’s non-fundamental investment policies recommended by Fund management. These changes, which are further described below, are intended to provide the portfolio managers with additional flexibility to meet the

II	Western Asset Worldwide Income Fund Inc.

Fund’s investment objectives and address recent and future developments in the market, although, other than potential investments in investment grade emerging market debt, the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

On May 17, 2007, the Board of Directors approved changes, to be effective June 1, 2007, to the non-fundamental investment policy relating to the Fund’s ability to invest in non-U.S. dollar denominated debt. The Fund may now invest up to 50% of its total assets in non-U.S. dollar denominated securities. Prior to June 1, 2007, the Fund had been limited to a maximum of 15% of its assets in non-U.S. dollar denominated securities. This change is intended to provide Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Western Asset Management Company (“Western Asset”), the Fund’s subadviser, greater flexibility in making investment decisions and to serve as an important risk management tool to guard against a U.S. dollar that has declined and may continue to do so in the future. There can be no assurance as to the extent this risk management tool will be used or its effectiveness.

Additionally, on August 15, 2007, the Board of Directors approved a change to the Fund’s primary investment objective, subject to stockholder approval, as well as certain changes to the Fund’s non-fundamental investment policies.

The Board of Directors approved management’s proposal to change the primary investment objective of the Fund, subject to stockholder approval, to provide that the Fund will seek to maintain a high level of current income. The current primary investment objective of the Fund is to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. The Fund’s secondary investment objective, seeking capital appreciation, remains unchanged.

The Fund will solicit stockholders to seek their approval of the change to the Fund’s primary investment objective at the Fund’s next annual meeting of stockholders, to be held in February 2008. In connection with the proposal to change the Fund’s primary investment objective, the Fund intends to file a proxy statement with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement when it becomes available, because it will contain important information. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available for free on the

Western Asset Worldwide Income Fund Inc.	III

SEC’s website at www.sec.gov. Stockholders can also obtain copies of these documents, when available, for free by calling the Fund at 1-888-777-0102 or by visiting the Fund’s website at www.leggmason.com/individualinvestors.

The Fund, it’s directors and executive officers and other members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposal to change the Fund’s primary investment objective. Information concerning the interests of the Fund’s participants in the solicitation is set forth in the Fund’s proxy statements and stockholder reports on Form N-CSR, previously filed with the SEC.

The Board also approved amending the Fund’s non-fundamental investment policies to provide that the Fund may, under normal market conditions, invest at least 65% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries. Under the amended policies, the Fund will also be able to invest up to 35% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. These changes to the Fund’s non-fundamental investment policies will be effective upon approval by the Fund’s stockholders of the proposed change to the Fund’s primary investment objective.

As a result of the amendment to the Fund’s non-fundamental investment policies, the Fund will be able to invest in, among other things, dollar rolls, mortgage-backed securities and asset-backed securities as part of its investment strategies. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its

IV	Western Asset Worldwide Income Fund Inc.

trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

In addition, the Board of Directors also approved amended non-fundamental investment policies relating to credit quality, providing that the Fund will usually attempt to maintain a portfolio with a weighted average credit rating of at least B3 by Moody’s Investor Service (“Moody’s”) or B- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by a nationally recognized statistical rating organization. Previously, each debt security in which the Fund invested generally had to be rated at the time of investment in the categories Ba or B by Moody’s or BB or B by S&P or, if not rated by Moody’s and S&P, of comparable quality as determined by the Fund’s investment manager. This change to the Fund’s non-fundamental investment policies became effective on September 17, 2007.

Also on August 15, 2007, pursuant to management’s recommendation, the Fund’s Board of Directors approved the adoption of a managed distribution policy. This policy allows the Fund to make multiple distributions of long-term capital gains in a given year and to revise its distribution strategy from one centered predominately on current net

Western Asset Worldwide Income Fund Inc.	V

investment income generated by the Fund’s holdings to one that encompasses a combination of net investment income and potential short-term and long-term capital gains.

In conjunction with the adoption of a managed distribution policy, the Fund also announced that it is setting its monthly distribution level at the current distribution rate of $0.0950 per share per month effective with the September 2007 distribution. In declaring the new rate, the Fund cited its existing accumulated long-term capital gains that, under the terms of its new managed distribution policy, are available to increase the Fund’s monthly distribution rate. The Fund also considered its current level of income, unrealized capital gains, and the investment manager’s outlook for emerging market debt.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

November 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

VI	Western Asset Worldwide Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond markets in both the U.S. and abroad experienced periods of increased volatility. This was often caused by changing perceptions regarding economic growth, inflation and future central bank monetary policy. After treading water during the first three months of the reporting period, the global bond markets rallied in February 2007. This was largely due to a “flight to quality” that was triggered by sharp losses in the world’s equity markets. Bond prices then reversed course and weakened in May and June 2007, as economic growth around the world was solid and inflationary pressures increased. In the U.S., the yield on 10-year Treasuries rose to 5.26% in mid-June, their highest rate in five years.

Another flight to quality then began in July 2007, as mounting troubles in the U.S. subprime mortgage market led to a severe credit crunch and caused investors to seek refuge in high quality government bonds. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Federal Reserve Board (“Fed”)i aggressively lowered the discount rateii and then the federal funds rateiii toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. All told, during the 12 months ended October 31, 2007, the JPMorgan Global Government Bond Market Index (Hedged)iv returned 4.45%. Emerging market debt performed even better, with the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returning 8.07% over the same time frame. The emerging market debt asset class overcame a three month period of weakness from May through July 2007 and produced solid results for the fiscal year as a whole. The balance sheets of many emerging market countries strengthened as they benefited from high commodity prices. In addition, there was generally strong demand from investors seeking to generate incremental yield.

Performance Review

For the 12 months ended October 31, 2007, Western Asset Worldwide Income Fund Inc. returned 8.51% based on its net asset value (“NAV”)vi and 8.92% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 8.07% and its Lipper Emerging Markets Debt Closed-End Funds Category Averagevii increased 9.65% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.40 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2007. Past performance is no guarantee of future results.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	1

Performance Snapshot as of October 31, 2007 (unaudited)

Price Per Share	12-Month Total Return

$15.20 (NAV)	8.51%
$13.15 (Market Price)	8.92%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.    What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. A significant diversification into emerging market debt denominated in local currencies had a large positive impact on performance. Many of these currencies appreciated significantly against the U.S. dollar, which has come under significant pressure during the last year. In particular, currencies that benefited the Fund’s results included the Egyptian pound, the Brazilian real and the Turkish lira.

Elsewhere, for much of the reporting period, the Fund’s emerging market corporate bonds performed well and provided more attractive yields relative to their sovereign counterparts. However, corporate bond prices reversed course and declined during the summer. This was due to a spike in risk aversion associated with the subprime lending crisis in more developed economies.

What were the leading detractors from performance?

A. As discussed, emerging market corporate bonds hit a setback during the summer as a result of the accelerating credit crisis. The Fund’s modest exposure to these securities, therefore, detracted from results during this period. An underweight, relative to the EMBI Global, to countries such as the Philippines detracted from performance as their spreads continued to contract. Elsewhere, the Fund’s overweight to Argentina was a negative contributor to performance during the fiscal year.

Q.    Were there any significant changes to the Fund during the reporting period?

A. Although there were no significant changes made to the Fund’s positioning during the reporting period, there were changes to the non-fundamental investment policies as described in the Letter from the Chairman. These changes, noted under “Special Shareholder Notices,” are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives.

2	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBWX” on most financial websites. Barron’s and The Wall Street Journal’s Saturday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Worldwide Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s shares. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The JPMorgan Global Government Bond Market Index (Hedged) is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund's shares.

vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	3

Fund at a Glance

Investment Breakdown

As a Percent of Total Investments

Sovereign Bonds
66.8%
Corporate Bonds & Notes
27.2%
Warrant
0.4%
Collateralized Senior Loans
0.2%
Short-Term Investments
5.4%
0.0%
20.0%
40.0%
60.0%
80.0%
October 31, 2007

4	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007)

WESTERN ASSET WORLDWIDE INCOME FUND INC.

Face Amount†		Security	Value
SOVEREIGN BONDS — 66.8%
Argentina — 4.0%
		Republic of Argentina:
5,000,000	DEM	10.500% due 11/14/02 (a)	$1,160,423
3,500,000	DEM	7.000% due 3/18/04 (a)	847,895
4,872,391	ARS	5.830% due 12/31/33 (b)	1,707,920
2,015,130	ARS	Bonds, 2.000% due 1/3/10 (b)	1,302,019
159,000		Bonds, Series VII, 7.000% due 9/12/13	142,813
		GDP Linked Securities:
1,565,000		1.318% due 12/15/35 (b)	215,187
29,967,661	ARS	1.383% due 12/15/35 (b)	1,042,768
1,700,000	EUR	1.262% due 12/15/35 (b)	306,205
		Medium-Term Notes:
1,800,000	EUR	7.000% due 3/18/04 (a)	852,860
2,000,000,000	ITL	7.000% due 3/18/04 (a)	489,407
		Total Argentina	8,067,497
Brazil — 19.6%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	558
31,318,000	BRL	10.000% due 7/1/10 (c)	17,402,797
		Federative Republic of Brazil:
12,234,000		11.000% due 8/17/40 (c)	16,445,555
		Collective Action Securities:
2,130,000		8.750% due 2/4/25	2,778,585
3,060,000		Notes, 8.000% due 1/15/18	3,427,200
		Total Brazil	40,054,695
Colombia — 5.0%
8,835,000		Republic of Colombia, 7.375% due 9/18/37	10,116,075
Ecuador — 1.3%
2,680,000		Republic of Ecuador, 10.000% due 8/15/30 (d)	2,587,540
Egypt — 0.5%
5,790,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12 (d)	1,080,870
El Salvador — 0.8%
		Republic of El Salvador:
153,000		7.750% due 1/24/23 (d)	178,245
1,099,000		8.250% due 4/10/32 (d)	1,346,275
		Total El Salvador	1,524,520

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	5

Schedule of Investments (October 31, 2007) (continued)

Face Amount†		Security	Value
Indonesia — 3.2%
		Republic of Indonesia:
825,000		8.500% due 10/12/35 (d)	$1,007,531
11,865,000,000	IDR	Series FR40, 11.000% due 9/15/25	1,401,104
9,706,000,000	IDR	Series FR42, 10.250% due 7/15/27	1,076,229
15,245,000,000	IDR	Series FR43, 10.250% due 7/15/22	1,720,731
11,529,000,000	IDR	Series FR45, 9.750% due 5/15/37	1,228,092
		Total Indonesia	6,433,687
Mexico — 1.2%
1,835,000		United Mexican States, Medium-Term Notes, 8.300% due 8/15/31	2,408,438
Panama — 4.0%
		Republic of Panama:
2,653,000		7.250% due 3/15/15	2,905,035
1,290,000		9.375% due 4/1/29	1,760,850
3,344,000		6.700% due 1/26/36	3,561,360
		Total Panama	8,227,245
Peru — 3.6%
		Republic of Peru:
2,467,000		8.750% due 11/21/33	3,299,612
3,889,000		Bonds, 6.550% due 3/14/37	4,098,034
		Total Peru	7,397,646
Russia — 3.4%
		Russian Federation:
3,940,000		11.000% due 7/24/18 (d)	5,597,262
760,000		12.750% due 6/24/28 (d)	1,371,325
		Total Russia	6,968,587
Turkey — 10.2%
		Republic of Turkey:
1,490,000		11.500% due 1/23/12	1,809,307
730,000		11.000% due 1/14/13	896,075
425,000		7.250% due 3/15/15	451,031
7,472,000		11.875% due 1/15/30	11,899,160
463,000		Collective Action Securities, Notes, 9.500% due 1/15/14	544,893
5,228,000		Notes, 6.875% due 3/17/36	5,195,325
		Total Turkey	20,795,791
Uruguay — 1.1%
537,333		Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	603,156
1,483,288		Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (e)	1,692,803
		Total Uruguay	2,295,959

See Notes to Financial Statements.

6	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount†	Security	Value
Venezuela — 8.9%
	Bolivarian Republic of Venezuela:
365,000	8.500% due 10/8/14	$375,768
9,837,000	5.750% due 2/26/16	8,509,005
2,234,000	7.650% due 4/21/25	2,125,092
	Collective Action Securities:
5,996,000	9.375% due 1/13/34	6,613,588
445,000	Notes, 10.750% due 9/19/13	499,290
	Total Venezuela	18,122,743
	TOTAL SOVEREIGN BONDS (Cost — $127,303,017)	136,081,293
CORPORATE BONDS & NOTES — 27.2%
Brazil — 3.2%
	Vale Overseas Ltd., Notes:
1,439,000	8.250% due 1/17/34	1,734,319
4,671,000	6.875% due 11/21/36	4,879,060
	Total Brazil	6,613,379
Cayman Islands — 0.2%
490,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (d)	491,225
India — 0.1%
244,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (b)(d)	226,317
Kazakhstan — 1.3%
1,200,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (d)	1,239,000
630,000	HSBK Europe BV, 7.250% due 5/3/17 (d)	591,759
	TuranAlem Finance BV, Bonds:
550,000	8.250% due 1/22/37 (d)	507,375
421,000	8.250% due 1/22/37 (d)	382,057
	Total Kazakhstan	2,720,191
Mexico — 3.6%
	Axtel SAB de CV:
110,000	11.000% due 12/15/13	121,000
40,000	7.625% due 2/1/17 (d)	40,500
760,000	Senior Notes, 7.625% due 2/1/17 (d)	769,500
120,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	127,800
	Pemex Project Funding Master Trust:
1,280,000	6.625% due 6/15/35 (d)	1,374,720
4,570,000	Bonds, 6.625% due 6/15/35	4,891,042
	Total Mexico	7,324,562

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	7

Schedule of Investments (October 31, 2007) (continued)

Face Amount†		Security	Value
Russia — 12.7%
5,870,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	$7,474,741
		Gazprom:
		Bonds:
119,800,000	RUB	6.790% due 10/29/09	4,855,215
39,930,000	RUB	7.000% due 10/27/11	1,622,315
250,000		Loan Participation Notes, Senior Notes, 6.510% due 3/7/22 (d)	245,625
52,630,000		Gazprom OAO, 6.950% due 8/6/09	2,138,580
3,950,000		LUKOIL International Finance BV, 6.356% due 6/7/17 (d)	3,826,760
		Russian Agricultural Bank:
1,289,000		Loan Participation Notes, 6.299% due 5/15/17 (d)	1,224,421
2,244,000		Notes, 7.175% due 5/16/13 (d)	2,320,072
1,730,000		TNK-BP Finance SA, 7.500% due 7/18/16 (d)	1,691,075
460,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (d)	477,250
		Total Russia	25,876,054
Thailand — 2.0%
3,880,000		True Move Co., Ltd., 10.375% due 8/1/14 (d)	3,971,180
United States — 1.8%
550,000		EEB International Ltd., 8.750% due 10/31/14 (d)	569,250
1,830,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,008,425
976,000		GTL Trade Finance Inc., 7.250% due 10/20/17 (d)	990,172
		Total United States	3,567,847
Venezuela — 2.3%
		Petrozuata Finance Inc.:
4,462,000		8.220% due 4/1/17 (d)	4,484,310
151,000		8.220% due 4/1/17 (d)	151,755
		Total Venezuela	4,636,065
		TOTAL CORPORATE BONDS & NOTES (Cost — $53,538,469)	55,426,820
COLLATERALIZED SENIOR LOANS — 0.2%
United States — 0.2%
437,260		Ashmore Energy International Term Loan, 8.198% due 3/30/14 (b)	428,514
58,011		Ashmore Energy International, Synthetic Revolving Credit Facility, 5.098% due 3/30/14 (b)	56,851
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $494,126)	485,365
Warrants
WARRANT — 0.4%
23,180		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/20/20 (Cost — $0)	869,250
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $181,335,612)	192,862,728

See Notes to Financial Statements.

8	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS — 5.4%
Sovereign Bonds — 4.9%
7,333,000	MYR	Bank Negara Malaysia Monetary Notes, Series 2307, zero coupon bond to yield 3.430% due 1/17/08	$2,181,870
		Egypt Treasury Bills:
3,175,000	EGP	Zero coupon bond to yield 8.830% due 11/6/07	574,746
43,000,000	EGP	Zero coupon bond to yield 7.080% due 10/28/08	7,246,133
		Total Sovereign Bonds (Cost — $9,906,419)	10,002,749
U.S. Government Agency — 0.3%
650,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (f)(g) (Cost — $637,607)	639,598
Repurchase Agreement — 0.2%
376,000		Morgan Stanley repurchase agreement dated 10/31/07, 4.800% due 11/1/07; Proceeds at maturity — $376,050; (Fully collateralized by U.S. government agency obligations 0.000% due 2/1/08; Market value — $385,710) (Cost — $376,000)	376,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $10,920,026)	11,018,347
		TOTAL INVESTMENTS — 100.0% (Cost — $192,255,638#)	$203,881,075

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.
(c)	All or a portion of this security is segregated for open futures contracts, extended settlement and reverse repurchase agreements.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Rate shown represents yield-to-maturity.
(g)	All or a portion of this security is held as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $192,837,788.

Abbreviations used in this schedule:
ARS	– Argentine Peso
BRL	– Brazilian Real
DEM	– German Mark
EGP	– Egyptian Pound
EUR	– Euro
GDP	– Gross Domestic Product
IDR	– Indonesian Rupiah
ITL	– Italian Lira
MYR	– Malaysian Ringgit
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	9

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $192,255,638)	$203,881,075
Foreign currency, at value (Cost — $267,850)	271,198
Cash	893
Receivable for securities sold	8,373,357
Dividends and interest receivable	3,584,217
Receivable from broker — variation margin on open futures contracts	59,578
Prepaid expenses	8,017
Total Assets	216,178,335
LIABILITIES:
Payable for open reverse repurchase agreement	10,740,253
Payable for securities purchased	7,246,133
Investment management fee payable	173,782
Directors’ fees payable	19,176
Interest payable	6,287
Accrued expenses	173,678
Total Liabilities	18,359,309
Total Net Assets	$197,819,026

NET ASSETS:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$13,015
Paid-in capital in excess of par value	181,257,030
Undistributed net investment income	2,210,243
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	2,609,512
Net unrealized appreciation on investments, futures contracts and foreign currencies	11,729,226
Total Net Assets	$197,819,026

Shares Outstanding	13,014,971
Net Asset Value	$15.20

See Notes to Financial Statements.

10	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$14,931,840
Less: Foreign taxes withheld	(13,096)
Total Investment Income	14,918,744
EXPENSES:
Investment management fee (Note 2)	2,058,747
Interest expense (Notes 3 and 4)	493,741
Legal fees	89,476
Directors’ fees	78,079
Shareholder reports	73,434
Audit and tax	62,576
Custody fees	57,993
Excise tax (Note 1)	49,127
Transfer agent fees	24,993
Commitment fees (Note 4)	21,881
Stock exchange listing fees	21,215
Insurance	5,377
Miscellaneous expenses	12,751
Total Expenses	3,049,390
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)
Net Expenses	3,047,002
Net Investment Income	11,871,742
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	6,560,442
Futures contracts	(1,192,095)
Foreign currency transactions	(18,888)
Net Realized Gain	5,349,459
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,517,574)
Futures contracts	233,347
Foreign currencies	53,278
Change in Net Unrealized Appreciation/Depreciation	(1,230,949)
Increase From Payment by Affiliate (Note 9)	143,005
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	4,261,515
Increase in Net Assets From Operations	$16,133,257

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	11

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$ 11,871,742	$ 11,112,612
Net realized gain	5,349,459	7,615,200
Change in net unrealized appreciation/depreciation	(1,230,949)	(215,613)
Increase from payment by affiliate	143,005	—
Increase in Net Assets From Operations	16,133,257	18,512,199
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,615,010)	(11,251,624)
Net realized gains	(7,590,331)	(24,861,628)
Decrease in Net Assets From Distributions to Shareholders	(18,205,341)	(36,113,252)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (39,360 shares issued)	—	598,374
Increase in Net Assets From Fund Share Transactions	—	598,374
Decrease in Net Assets	(2,072,084)	(17,002,679)
NET ASSETS:
Beginning of year	199,891,110	216,893,789
End of year*	$197,819,026	$199,891,110
* Includes undistributed net investment income of:	$2,210,243	$173,185

See Notes to Financial Statements.

12	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

	2007		2006(1)		2005(1)	2004(1)	2003(1)
Net Asset Value, Beginning of Year	$15.36		$16.72		$15.53	$15.04	$11.29
Income (Loss) From Operations:
Net investment income	0.91		0.85		1.20	1.26	1.47
Net realized and unrealized gain	0.33		0.57		1.35	0.66	3.74
Total Income From Operations	1.24		1.42		2.55	1.92	5.21
Less Distributions From:
Net investment income	(0.82)		(0.86)		(1.29)	(1.39)	(1.46)
Net realized gains	(0.58)		(1.92)		(0.07)	(0.04)	—
Total Distributions	(1.40)		(2.78)		(1.36)	(1.43)	(1.46)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		0.00	(2)	—	—	—
Net Asset Value, End of Year	$15.20		$15.36		$16.72	$15.53	$15.04
Market Price, End of Year	$13.15		$13.37		$15.02	$16.34	$16.00
Total Return, Based on NAV(3)	8.51	%(4)	9.55	%(5)	17.19%	13.52%	48.36%
Total Return, Based on Market Price(6)	8.92%		6.95%		0.19%	12.19%	53.18%
Net Assets, End of Year (000s)	$197,819		$199,891		$216,894	$201,182	$194,337
Ratios to Average Net Assets:
Gross expenses	1.56%		1.45%		2.24%	2.00%	2.11%
Gross expenses, excluding interest expense	1.30		1.28		1.24	1.24	1.30
Net expenses	1.55	(7)	1.45	(7)	2.24	2.00	2.11
Net expenses, excluding interest expense	1.30	(7)	1.28	(7)	1.24	1.24	1.30
Net investment income	6.05		5.57		7.41	8.39	10.77
Portfolio Turnover Rate	64%		72%		83%	94%	100%
Supplemental Data:
Loans Outstanding, End of Year (000s)	—	(8)	—	(8)	10,000	60,000	60,000
Asset Coverage for Loan Outstanding	—	%(8)	—	%(8)	2,269.00%	435.00%	424.00%
Weighted Average Loan (000s)	—	(8)	$10,000	(8)	$46,027	$60,000	$60,000
Weighted Average Interest Rate on Loans	—	%(8)	5.07	%(8)	3.79%	2.34%	2.38%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	The manager fully reimbursed the Fund for losses incurred resulting from the Fund not meeting an investment restriction. Without this reimbursement, total return would have been 8.44% (Note 9).
(5)	If the Fund had met its investment restriction, the total return may have been different (Note 9).
(6)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(7)	Reflects fee waivers and/or expense reimbursements.
(8)	At October 31, 2007 and October 31, 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	13

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Worldwide Income Fund Inc. (the “Fund”) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund’s investment objective is maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price

14	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	15

Notes to Financial Statements (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which the instruments are indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(i) Distributions to Shareholders. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, the rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain are less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for the Fund’s shares.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

16	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 49,127	—	$(49,127)
(b)	731,199	$(731,199)	—

(a)              Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)              Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million, for its services. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund but is paid by Western Asset for its services to the Fund.

During the year ended October 31, 2007, the Fund was reimbursed for expenses in the amount of $2,388.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 122,166,492
Sales	124,089,662

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	17

Notes to Financial Statements (continued)

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,422,383
Gross unrealized depreciation	(2,379,096)
Net unrealized appreciation	$11,043,287

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2007 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$12,654,821	3.848%	$34,203,641

*  Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.750% to 5.250% during the year ended October 31, 2007. Interest expense incurred on reverse repurchase agreements totaled $493,741.

At October 31, 2007, the Fund had the following reverse repurchase agreements outstanding:

Face Amount	Security	Value
$10,740,253	Reverse Repurchase Agreement with Credit Suisse, dated 10/26/07 bearing 4.500% to be repurchased at an amount and date to be determined, collateralized by: $7,472,000 Republic of Turkey 11.875% due 1/15/30; Market value (including accrued interest) - $12,161,974	$10,740,253
	Total Reverse Repurchase Agreements (Proceeds — $10,740,253)	$10,740,253

At October 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:

U.S. Treasury 10 year Note	93	12/07	$10,281,847	$10,231,453	$50,394

4. Loan

At October 31, 2007, the Fund had a $22,000,000 credit line pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, among the Fund, Panterra Funding LLC, and Citibank N.A. (“Citibank”) as a secondary

18	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee at an annual rate of 0.10% on the total amount of the credit line, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended October 31, 2007, the Fund did not have any borrowings outstanding under this credit agreement.

5. Distributions Subsequent to October 31, 2007

On August 16, 2007, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0950 per share payable on November 30, 2007 to shareholders of record on November 23, 2007. On November 19, 2007, the Board declared a distribution in the amount of $0.095 per share, payable on December 28, 2007 to shareholders of record on December 21, 2007. Additionally, the Board declared two distributions in the amount of $0.095 per share on January 25, 2008 and February 29, 2008 to shareholders of record on January 18, 2008 and February 22, 2008, respectively.

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$12,265,308	$19,270,552
Net Long-term Capital Gains	5,940,033	16,842,700
Total Taxable Distributions	$18,205,341	$36,113,252

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,133,740
Undistributed long-term capital gains — net	2,355,835
Total undistributed earnings	$5,489,575

Other book/tax temporary differences(a)	(87,670)
Unrealized appreciation/(depreciation)(b)	11,147,076
Total accumulated earnings/(losses) — net	$16,548,981

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and various other book/tax differences.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	19

Notes to Financial Statements (continued)

Salomon Brothers Asset Management Inc. (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., their former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

9. Investment Restriction

The Fund’s investment policy states that under normal market conditions, the Fund will invest at least 65% of its total assets in high-yield foreign sovereign debt securities. The Fund also may invest up to 35% of its total assets in high-yield non-U.S. and U.S. corporate debt securities.

As of October 31, 2006, the Fund had approximately 55% in high-yield foreign sovereign debt securities. During the year ended October 31, 2007, the Fund’s Manager has realigned the Fund’s portfolio to meet the Fund’s investment policy and has reimbursed the Fund for losses and transaction costs incurred by the Fund in the amount of $143,005.

20	Western Asset Worldwide Income Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset Worldwide Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Worldwide Income Fund Inc. as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Worldwide Income Fund Inc. as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2007

Western Asset Worldwide Income Fund Inc. 2007 Annual Report	21

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Worldwide Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2002	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 1993	Formerly Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class I	Since 2001	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 1995	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	20	None

22	Western Asset Worldwide Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class III	Since 2003	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006).

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Western Asset Worldwide Income Fund Inc.	23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

				N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005).

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1951	Controller	Since 2007

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

24	Western Asset Worldwide Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Albert Laskaj Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1977	Controller	Since 2007

Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2008, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Worldwide Income Fund Inc.	25

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

26	Western Asset Worldwide Income Fund Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	12/22/2006	9/21/2007	10/19/2007
Payable Date:	12/29/2006	9/28/2007	10/26/2007
Long-Term Capital Gain Dividend	$0.375800	$0.040300	$0.040300

Please retain this information for your records.

Western Asset Worldwide Income Fund Inc.	27

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at

28	Western Asset Worldwide Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment Plan (unaudited) (continued)

the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued.

Western Asset Worldwide Income Fund Inc.	29

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment Plan (unaudited) (continued)

Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Sharesheld by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificates or certificate for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of

30	Western Asset Worldwide Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment Plan (unaudited) (continued)

the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Worldwide Income Fund Inc.	31

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Western Asset
Worldwide Income Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	WORLDWIDE INCOME
Daniel P. Cronin	FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners
Jeswald W. Salacuse	Fund Advisor, LLC

OFFICERS	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer	Western Asset Management
Company Limited
Kaprel Ozsolak
Chief Financial Officer	CUSTODIAN
and Treasurer	State Street Bank and Trust
Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Thomas C. Mandia	TRANSFER AGENT
Assistant Secretary	American Stock Transfer &
Trust Company
Steven Frank	59 Maiden Lane
Controller	New York, New York 10038

Albert Laskaj	INDEPENDENT
Controller	REGISTERED PUBLIC
ACCOUNTING FIRM
Robert I. Frenkel	KPMG LLP
Secretary and	345 Park Avenue
Chief Legal Officer	New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBW

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WAS0019 12/07              SR07-454

Western Asset Worldwide
Income Fund Inc.

WESTERN ASSET WORLDWIDE INCOME FUND INC.
125 Broad Street
10th Floor, MF-2
New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that, from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in 2006 and $54,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $255 in 2006 and $0 in 2007. In 2006, these services consisted of procedures performed in connection with billing for time incurred in connection with KPMG work paper review for the Western Asset Worldwide Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Worldwide Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC or KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $6,035 in 2006 and $5,150 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Worldwide Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Worldwide Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Worldwide Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Worldwide Income Fund Inc. and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Worldwide Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes.  Western Asset Worldwide Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Worldwide Income Fund Inc.or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING PLICIES AND PROCDURES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Matthew Duda Western Asset 385 East Colorado Blvd.	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.
Pasadena, CA 91101

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the  accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	112 registered investment companies with $116.9 billion in total assets under management	239 Other pooled investment vehicles with $221.2 billion in assets under management	1,060 Other accounts with $303.2 billion in total assets under management*

Stephen A. Walsh ‡	112 registered investment companies with $116.9 billion in total assets under management	239 Other pooled investment vehicles with $221.2 billion in assets under management	1,060 Other accounts with $303.2 billion in total assets under management*

Keith J. Gardner ‡	6 registered investment companies with $1.1 billion in total assets under management	6 Other pooled investment vehicles with $1.4 billion in assets under management	1 Other account with $15 million in total assets under management**

Matthew Duda ‡	7 registered investment Companies with $1.3 billion in total assets Under management	6 Other pooled investment vehicles with $1.4 billion in assets under management	1 Other account with $15 million in total assets under management**

Michael Buchanan ‡	14 registered investment Companies with $8.1 billion in total assets Under management	6 Other pooled investment vehicles with $5.2 billion in assets under management	12 Other accounts with $982 million in total assets under management**

Detlev Schlichter ‡	2 registered investment Companies with $210. investment vehicles million in total assets Under management	26 Other pooled investment vehicles with $4.8 billion in assets under management	67 Other accounts with $26.9 billion in total assets under management***

*	Includes 93 accounts managed, totaling $33.7 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $15 million, for which advisory fee is performance based.
***	Includes 20 accounts managed, totaling $7.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Matthew Duda	A
Keith J. Gardner	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:

A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                              CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                              EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date:	January 4, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Worldwide Income Fund Inc.

Date:	January 4, 2008